Certification of Accuracy

Re: Translation (from Chinese into English) of the following document:

Merger and Acquisition Agreement

Party A: 123 Real Estate Development Ontario Ltd.
Party B: Wang Xiao Feng (Driver's Licence No. W04187890680320)
Party C: PrideMax Construction Group Inc.

I, Yan Yan Su, hereby attest that I am a translator certified by The Association of Translators and Interpreters of Ontario (ATIO) for *Chinese* into *English and English into Chinese*, that I have translated the attached document, and that to the best of my knowledge, ability, and belief this translation is a true, accurate, and complete translation of the document that was provided to me.

苏彦彦

YAN YAN SU, CT

June 21. 2021

DATE

Yan Yan Su, Certified Translator (English to Chinese, Chinese to English)
Tel: 1-647-271-3368, **Email:** yanyansu2004@yahoo.ca

Merger and Acquisition Agreement

Party A: 123 Real Estate Development Ontario Ltd.
Party B: Wang Xiao Feng (Driver's Licence No. W04187890680320)
Party C: PrideMax Construction Group Inc.

After friendly consultation, in order to seek greater development, Party A, B and C reach the following agreement on the transfer of Party C's shares held by Party B to Party A.

1、Party A shall acquire 100% of Party C's shares held by Party B for one Canadian dollar. The three parties are scheduled to complete the equity change on April 1, 2019.
2、Party B agrees that Party C shall be managed by Party A in a unified manner, including business objectives, strategies and financial management, in order to maximize value.
3、Party A promises to Party B to make full use of its own resources to make Party C stronger and bigger, so as to ensure profitability starting from 2019.
4、Party A employs Party B to continue to serve as the general manager of Party C, and be fully responsible for the daily operation and management of Party C.
5、Matters not covered herein shall be amicably negotiated by both parties.
6、This Agreement shall be made in triplicate and shall come into force after being signed by the three parties.

Party A: 123 Real Estate Development Ontario Ltd
Signature: [handwritten signature]

Party B: Wang Xiao Feng
Signature: [handwritten signature]

Party C: PrideMax Construction Group Inc.
Signature: [handwritten signature]

February 25, 2019

并购协议书

甲方：123 Real Estate Development Ontario Ltd.

乙方： Wang Xiao Feng （驾照号码：W04187890680320）

丙方： PrideMax Construction Group Inc.

甲、乙、丙三方经友好协商，为了谋求更大发展，就乙方将丙方股份转让给甲方达成如下协议：

1、甲方以一加元收购乙方持有的丙方 100%股份，三方定于 2019 年 4 月 1 日完成股份变更手续。

2、乙方同意丙方由甲方统一管理，包括经营目标、策略和财务管理等，以实现价值最大化。

3、甲方承诺乙方充分利用自身资源将丙方做强做大，保证从 2019 年开始有盈利。

4、甲方聘请乙方继续担任丙方总经理，全面负责丙方日常经营管理。

5、未尽事宜，双方友好协商。

6、本协议一式三份，以中文协议为标准，三方签字后生效。

甲方：123 Real Estate Development Ontario Ltd

签字：

乙方: Wang Xiao Feng

签字：

丙方: PrideMax Construction Group Inc

签字：

2019 年 2 月 25 日